Firstar Stellar Growth Equity Fund
Firstar Stellar Relative Value Fund
Firstar Stellar Science & Technology Fund
Firstar Stellar Fund
Firstar Stellar Capital Appreciation Fund
Firstar Stellar International Equity Fund
                                                               November 21, 2000
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                          Supplement to the Prospectus
                              dated March 31, 2000

We are pleased to announce that the Firstar Stellar Growth Equity Fund and the Firstar Stellar Science & Technology Fund have added a co-portfolio manager. Mr. Donald L. Keller continues to be the lead portfolio manager of the Funds, however, Mr. Randall Hare has agreed to co-manage the Funds with Mr. Keller.

The prospectus is amended as follows:

PAGE 22

Under the subheading "Portfolio Mangers" please add the following paragraph:

         RANDALL HARE, Assistant Vice President of FIRMCO, has been employed by FIRMCO or its affiliates in various capacities since 1998. Mr. Hare has co-managed the GROWTH EQUITY FUND and the SCIENCE & TECHNOLOGY FUND since October 2000. Mr. Hare earned a Bachelor of Arts Degree from the University of Cincinnati.